Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

The Company accounts for income tax using the liability method prescribed by ASC 740, “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The deferred tax assets on December 31, 2023 and 2022 consist of net operating loss carryforwards and the mandatory capitalization of research and development cost for tax purposes pursuant to Section 174, as revised by the Tax Cuts and Jobs Act (“TCJA”). The TCJA amended Section 174 relating to the federal tax treatment of research or experimental expenditures paid or incurred during the taxable year. The new Section 174 rules require taxpayers to capitalize and amortize specified research and experimental expenditures, including software development, over a period of five years (attributable to domestic research) or 15 years (attributable to foreign research). The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income.

As of December 31, 2023 and 2022, components of deferred tax assets and liabilities are as follows:

	December 31, 2023	December 31, 2022
Net operating loss carryforward	$795,489	$190,123
Research and development	366,256	204,069
Total deferred tax assets	1,161,745	394,192
Valuation allowance	(1,161,745)	(394,192)
Net Deferred Tax Assets	$-	$-

A reconciliation of the effective tax rate with the statutory Federal income tax rate was as follows for the years ended December 31, 2023 and 2022:

	For the Year ended December 31, 2023	For the Year ended December 31, 2022
Federal tax benefit at statutory rate	(21.0)%	(21.0)%
State tax benefit, net of Federal tax benefit	(5.1)%	(6.5)%
Non-deductible expenses	6.2%	-%
Change in estimated effective tax rate	(1.4)%	-%
Change in valuation allowance	21.3%	27.5%
Effective tax rate	0%	0%

As of December 31, 2023, the Company had approximately $3,043,768 in net operating loss carry forwards for federal income tax purposes of which $3,043,768 may be carried forward indefinitely subject to annual usage limitations of 80% of taxable income. Generally, these can be carried forward and applied against future taxable income at the tax rate applicable at that time. The Company is currently using a 26.135% effective tax rate for its projected available net operating loss carry-forward.

In accordance with FASB ASC 740 “Income Taxes”, valuation allowances are provided against deferred tax assets, if based on the weight of available evidence, some or all of the deferred tax assets may or will not be realized. The Company has evaluated its ability to realize some or all of the deferred tax assets on its balance sheet for the coming year and has established a valuation allowance in the amount of $1,161,745 as of December 31, 2023 due to the uncertainty of generating taxable income. The valuation allowance increased in 2023 by $767,553.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2023, 2022 and 2021 Corporate Income Tax Returns are subject to Internal Revenue Service examination.